Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

Note 13. Income Taxes

The Company is subject to income taxes in the United States. Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are calculated based on the difference between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using the enacted income tax rates expected to be in effect during the years in which the temporary differences are expected to reverse.

The reconciliation of the U.S. federal statutory rate to the consolidated effective tax rate is as follows:

	Years Ended December 31,
	2022	2021
Tax benefit at U.S. statutory rate	21.0%	21.0%
State income tax benefit, net of federal benefit	1.9%	1.6%
Nondeductible expenses	(0.3)%	1.6%
State law changes	0.5%	0.4%
Other	0.1%	0.3%
Change in valuation allowance	(23.3)%	(25.1)%
Income tax expense	(0.1)%	(0.2)%

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes as well as net operating loss carryforwards. As of December 31, 2022 and 2021, significant components of the Company’s net deferred income taxes are as follows (in thousands):

	December 31,
	2022	2021
Deferred tax assets:
Tax goodwill	$2,947	$3,267
Net operating loss carryforwards	19,743	14,794
Inventory	491	647
Acquired intangibles	1,452	1,174
Revenue interest obligation	774	1,347
Interest expense	2,533	1,866
Research and development costs	1,749	-
Operating lease liability	364	-
FiberCel litigation costs	669	-
Other	2,045	1,314
Total assets	32,767	24,409
Deferred tax liabilities:
Operating lease right-to-use assets	(350)	-
Prepaid expenses	(562)	(200)
Total liabilities	(912)	(200)

Total net deferred tax asset	31,855	24,209
Valuation allowance	(31,855)	(24,209)
Net deferred tax asset, net of valuation allowance	$—	$—

The Company did not recognize any deferred benefit for income taxes for the years ended December 31, 2022 and 2021, as the increases to the respective net deferred tax assets of $7.6 million and $6.2 million, respectively, were offset by corresponding increases to the Company’s deferred tax asset valuation allowance due to uncertainty of realizing the deferred tax assets.

The Company evaluates the need for deferred tax asset valuation allowances based on a more likely than not standard. The ability to realize deferred tax assets depends on the ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. Valuation allowances are established when necessary to reduce deferred tax assets to amounts that are more likely than not to be realized. Based on the uncertainty of future taxable income generation, as of December 31, 2022 and 2021, the Company has provided valuation allowances against all deferred tax assets.

The Company regularly assesses the realizability of its deferred tax assets. Changes in historical earnings performance and future earnings projections, among other factors, may cause the Company to adjust its valuation allowance, which would impact the Company’s income tax expense in the period the Company determines that these factors have changed.

The income tax expense for the years ended December 31, 2022 and 2021 relates to current amounts due on certain state tax obligations.

As of December 31, 2022, the Company had net operating loss carryforwards for federal income tax purposes of approximately $86.9 million, comprised of  $17.7 million that will expire beginning in 2036 and $69.3 million that have no expiration date. The Company also had state net operating loss carryforwards of approximately $26.4 million that will expire beginning in 2030. Utilization of the net operating loss carryforwards may be subject to an annual limitation under Section 382 of the Code, and corresponding provisions of state law, due to ownership changes that have occurred previously or that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to the significant complexity and cost associated with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the net operating loss carryforwards would be subject to an annual limitation under Section 382. Any limitation may result in expiration of a portion of the net operating loss carryforwards before utilization.

As of December 31, 2022, the Company had no unrecognized tax benefits.